SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15 (D) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



                         Date of Report
        (Date of earliest event reported)  March 31, 1997


                          NESTOR, INC.

            (Exact name of registrant as specified in charter)





Delaware                      0-12-965        13-3163744
(State of other jurisdiction  (Commission     IRS employer
of incorporation)             file number)    identification no.




One Richmond Square, Providence, Rhode Island  02906
     (Address of principal executive offices)




Registrant's telephone number, including area code: 401-331-9640



                              N/A

   (Former name or former address, if changed since last report)






Item 5.        Other Events.

      1) On March 31, 1997, Nestor Interactive Inc., a Rhode Island corporation, and a wholly-owned subsidiary of the Registrant, acquired from Cyberiad Software Inc. certain assets pursuant to an Asset Acquisition Purchase Agreement dated March 31, 1997, a copy of which is annexed hereto as an exhibit.





                            EXHIBITS

The following exhibit is filed herewith:

Exhibit No.         Description
   10.33            Asset Acquisition Purchase Agreement dated
                    March 31, 1997 among Nestor Interactive Inc.,
                    Cyberiad Software Inc., Christopher L.
                    Scofield and Jeffrey Pflum






                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 10, 1997             NESTOR, INC.
                                   (Registrant)


                                   By:/s/ Nigel P. Hebborn
                                     Chief Financial Officer